September 1, 2026

SUMMARY PROSPECTUS

Day Hagan Smart Sector International ETF

NYSE Arca Ticker: SSXU

Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund at http://dhfunds.com. You can also get this information at no cost by calling 1-800-594-7930, emailing art.day@dayhagan.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus and statement of additional information, both dated September 1, 2026, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website or phone number noted above.

FUND SUMMARY – DAY HAGAN SMART SECTOR INTERNATIONAL ETF

Investment Objective: The Fund’s investment objective is to seek total return, consisting of income and capital appreciation.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee(1)	0.68%
Distribution and/or Service Fee (12b-1) Fees	0.00%
Other Expenses(1	0.00%
Acquired Fund Fees and Expenses(2)	0.51%
Total Annual Operating Expenses	1.19%

(1)	The management fee is structured as a “unified fee,” out of which the Fund’s adviser pays all routine expenses of the Fund, except for the Fund’s management fee; payments under any 12b-1 plan; taxes; brokerage commissions and trading costs; interest (including borrowing costs and overdraft charges); short sale dividends and interest expenses; acquired fund fees and expenses; and non-routine or extraordinary expenses of the Fund (such as litigation or reorganizational costs), each of which is paid by the Fund.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The Total Annual Fund Operating expenses in this fee table will not correlate to the expense ratio in the Fund’s Financial Highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. This Example does not reflect the effect of brokerage commissions or other transaction costs you pay in connection with the purchase or sale of Fund shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$121	$378	$654	$1,443

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal year ended April 30, 2026, the Fund’s portfolio turnover rate was 335% of the average value of its portfolio.

Principal Investment Strategy

The Fund’s investment advisor, Day Hagan Asset Management (the “Advisor”), actively manages the Fund’s portfolio using proprietary investment models. The Fund is considered a “fund of funds” that, under normal market conditions, seeks to achieve its investment objective by principally investing in unaffiliated international equity exchange traded funds (“ETFs”). The Fund will attempt to exceed returns of the MSCI ACWI ex USA Index (the “Index”) by overweighting and underweighting its exposure to geographic locations relative to the Index and may also invest in geographic regions not represented in the Index. The Fund may reduce its overall exposure to ETFs from time to time as determined by its risk management model, as discussed further below. The Index is a free float-adjusted market

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capitalization weighted index designed to measure the combined equity market performance of developed and emerging markets countries, excluding the U.S. As of May 31, 2026, the Index consisted of securities of 13 developed countries (excluding the US) and 6 emerging markets countries.

Under normal market conditions, the Fund will invest (indirectly through ETFs) primarily in companies located in multiple countries outside the United States. The Fund utilizes region-specific models and rankings to determine its target allocation to each country and regional location. The models and rankings combine region- specific indicators to form a composite for each location. The models and rankings are designed to evaluate fundamental, technical, economic, and behavioral indicators for each region, such as a region’s GDP growth, inflation levels, money supply, equity valuations, price-to-earnings multiples, analyst’s earnings expectations, market trends, and overall investor sentiment. The indicators for each region focus on risk/reward characteristics of each region with the goal of investing in the regions that have the highest probability of maximizing total return. By combining multiple and diverse indicators, the composite models seek to objectively assess the weight of the evidence and generate geographic allocation recommendations. The Fund’s allocation to a particular geographic location may at times be greater than 25%. Conversely, the Fund’s allocation to a particular geographic location may be reduced to 0% if the region’s model composite is at low levels.

The Fund will invest in ETFs that invest primarily in specific geographical locations. Accordingly, the Fund will deem the relevant holdings of such ETFs to be tied to the specific geographical locations in which the ETFs invest. The criteria for determining if an ETF’s investments are tied to a particular country or region may differ across ETF providers. Additional information on such criteria can be found in the underlying ETF’s registration statement. A list of the underlying ETFs and their weightings at the end of the most recently completed fiscal year will be included in the Fund’s annual report.

The Fund’s risk management model defines the Fund’s overall target equity allocation. The model reading represents the net percentage of indicators that are bullish; that is, the model evaluates the indicators to seek to identify regions with the highest probability of rising equity markets, while also measuring the potential risk level of factors the equity markets face.

Under normal market conditions, the Fund intends to invest predominantly in international equity ETFs but will reduce its exposure by as much as 50% of its assets during times that the model deems the international equity markets to have a low reward-to-risk ratio from a historical perspective. During these times, the Fund may hold up to 50% of its assets in cash and cash equivalents, including U.S. Treasury securities and money market funds, or utilize derivative securities designed to effectively reduce, or seek to hedge, the Fund’s overall equity exposure. The Fund may purchase index put options and sell index futures contracts to reduce the overall equity exposure of the Fund and are not intended to achieve a net short position. The decision to purchase or sell derivative securities will be based on the cost and market liquidity of the derivative being used to reduce exposure. The Fund will increase its equity investments when the investment models return to levels indicating that major risks have potentially subsided.

The Fund’s portfolio is rebalanced monthly, although the Advisor may engage in intra-month trades if the models show substantial changes. The Fund may actively trades its portfolio securities in an attempt to achieve its investment objective; trading activity may also be increased in periods of high market volatility.

Principal Investment Risks

As with any ETF, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s NAV, market price and returns will vary, and you could lose money on your investment in the Fund and those losses could be significant. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the NAV, market price, total return and the value of the Fund and your investment. These risks affect the Fund directly as well as through the ETFs in which it invests.

Active Trading Risk. The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and could increase the amount of taxes you owe by generating short-term gains, which may be taxed at a higher rate. Under certain market conditions, the Fund’s turnover may be very high and considerably higher than that of other funds.

Authorized Participant Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants. An “Authorized Participant” is a participant in the Continuous Net Settlement System of the National Securities Clearing Corporation or the Depository Trust Company (“DTC”) and that has executed a Participant Agreement with the Fund’s distributor (“Distributor”). To the extent these Authorized Participants exit the business or are unable to process creation and/or redemption orders and no other Authorized Participant is able to step forward to process creation and/or redemption orders, in either of these cases, shares of the Fund may trade like closed-end fund shares at a discount to the Fund’s NAV per share and possibly face delisting by NYSE Arca, Inc. (the “Exchange”). These risks could cause intra-day bid/ask spreads for the Fund’s shares to widen.

Cash and Cash Equivalents Risk. At times, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time. Additionally, in rising markets, holding cash or cash equivalents may adversely affect the Fund’s performance and the Fund may not achieve its investment objective.

Greater China Investment Risk. Investments in companies located or operating in Greater China (normally considered to be the geographical area that includes mainland China, Hong Kong, Macau and Taiwan) involve risks and considerations not typically associated with investments in the U.S. and other Western nations, such as greater government control over the economy; political, legal and regulatory uncertainty; nationalization, expropriation, or confiscation of property; difficulty in obtaining information necessary for investigations into and/or litigation against Chinese companies, as well as in obtaining and/or enforcing judgments; limited legal remedies for shareholders; alteration or discontinuation of economic reforms; military conflicts, either internal or with other countries; inflation, currency fluctuations and fluctuations in inflation and interest rates that may have negative effects on the economy and securities markets of Greater China.

Derivatives Risk. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying reference asset. Derivatives can also create leverage risk because they do not require payment up front equal to the economic exposure created by holding a position in the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative or the anticipated value of the underlying asset, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. When a derivative is used for hedging, the change in value of the derivative may also not correlate specifically with the risk of the underlying asset being hedged. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, geopolitical conflicts, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Derivatives strategies may not always be successful, and

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their successful use will depend on the portfolio managers’ ability to accurately forecast movements in the market relating to the underlying asset.

o	Futures Risk. Investments in futures contracts involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Fund. This risk could cause the Fund to lose more than the principal amount invested. In addition, futures contracts may become mispriced or improperly valued relative to the Advisor’s expectations and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying reference asset because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends.
o	Hedging Risk. Hedging is a strategy in which the Fund uses options or futures to seek to offset the risks associated with other Fund holdings. There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective.
o	Options Market Risk. Markets for options may not always operate on a fair and orderly basis. At times, prices for options may not represent fair market value and prices may be subject to manipulation, which may be extreme under some circumstances. The dysfunction and manipulation of volatility, options markets may make it difficult for the Fund to effectively implement its investment strategy and achieve its objectives and could potentially lead to significant losses.
o	Options Risk. There are risks associated with the Fund’s use of options. As the buyer of a put option, the Fund risks losing the entire premium invested in the option if the underlying reference instrument does not fall below the strike price, which means the option will expire worthless.

Additionally, purchased options may decline in value due to changes in the price of the underlying reference instrument, passage of time and changes in volatility. Generally, options may not be an effective hedge because they may have imperfect correlation to the value of the Fund’s portfolio securities. Further, the underlying reference instrument on which the option is based may have imperfect correlation to the value of the Fund’s portfolio securities. Option premiums are treated as short-term capital gains and when distributed to shareholders, are usually taxable as ordinary income, which may have a higher tax rate than long-term capital gains for shareholders holding Fund shares in a taxable account. Options are also subject to leverage and volatility risk, liquidity risk, and tracking risk.

Emerging Market Risk. Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably, and the ability to bring and enforce actions, or to obtain information needed to pursue or enforce such actions, may be limited. Companies in emerging market countries generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing, and recordkeeping standards than companies in more developed countries. As a result, information, including financial information, about such companies may be less available and reliable, which can impede the Fund’s ability to evaluate such companies. Emerging markets usually are subject to greater market volatility, political, social, and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than are more developed markets. Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default. Emerging market securities also tend to be less liquid, and the prices of such securities tend to be more volatile than the securities of issuers located in developed markets. Investments in emerging markets securities may be subject to additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information.

Equity Securities Risk. The NAV and market price of the Fund will fluctuate based on changes in the value of the equity securities held by the Fund. Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

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ETF Structure Risks. The Fund, and the ETFs the Fund invests in, are structured as ETFs and as a result are subject to special risks, including:

o	Not Individually Redeemable. Shares are not individually redeemable and may be redeemed by the Fund at NAV only in large blocks known as “Creation Units.” You may incur brokerage costs purchasing enough shares to constitute a Creation Unit. Fund shares are typically bought and sold in the secondary market and investors typically pay brokerage commissions or other charges on these transactions.

o	Trading Issues. Trading in shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable, such as extraordinary market volatility. There can be no assurance that shares will continue to meet the listing requirements of the Exchange. An active trading market for the Fund’s shares may not be developed or maintained. If the Fund’s shares are traded outside a collateralized settlement system, the number of financial institutions that can act as authorized participants that can post collateral on an agency basis is limited, which may limit the market for the Fund’s shares.

o	Market Price Variance Risk. The market prices of shares will fluctuate in response to changes in NAV and supply and demand for shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that shares may trade at a discount to NAV and intra-day bid/ask spreads may widen.

▪	In times of market stress, market makers may step away from their role market making in shares of ETFs and in executing trades, which may result in a significantly diminished trading market for the Fund’s shares and can lead to differences between the market value of Fund shares and the Fund’s NAV, which could cause the intra-day bid/ask spread of the Fund to widen.

▪	The market price for the Fund’s shares may deviate from the Fund’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for Fund shares than the Fund’s NAV, which is reflected in the bid and ask price for Fund shares or in the closing price.

▪	When all or a portion of an ETF’s underlying securities trade in a market that is closed when the market for the Fund’s shares is open, there may be changes from the last quote of the closed market and the quote from the Fund’s domestic trading day, which could lead to differences between the market value of the Fund’s shares and the Fund’s NAV, which could cause the intra-day bid/ask spread of the Fund to widen.

▪	In stressed market conditions, the market for the Fund’s shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Fund’s shares may, in turn, lead to differences between the market value of the Fund’s shares and the Fund’s NAV, which could cause the intra-day bid/ask spread of the Fund to widen.

Fund of Funds Risk. The Fund, as a shareholder of the underlying funds, indirectly bears its proportionate share of any investment management fees and other expenses of the underlying funds. Further due to the fees and expenses paid by the Fund, as well as small variations in the Fund’s actual allocations to the underlying funds and any cash held in the Fund’s portfolio, the performance and income distributions of the Fund will not be the same as the performance and income distributions of the underlying funds allocated according to the target allocations described here.

Foreign Investment Risk. Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social and economic

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developments abroad, including economic sanctions, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. Investing in foreign securities includes trading related risks (e.g., government supervision and regulation of foreign securities and currency markets, trading systems and brokers maybe less than in the U.S., and foreign securities may be subject to foreign governmental restrictions such as exchange controls). All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. Securities denominated in foreign currencies may be adversely affected by changes in currency rates and by substantial currency conversion costs.

Geographic Concentration Risk. The Fund may be particularly susceptible to economic, political, regulatory, or other events or conditions affecting countries within the specific geographic regions in which the Fund invests. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date or could continue to occur in countries that have already experienced such devaluations. As a result, the Fund’s NAV or market price may be more volatile than a more geographically diversified fund.

Investment Style Risk. The type of securities in which the Fund focuses may underperform other assets or the overall market.

Management Risk. The Advisor’s reliance on its sector allocation and risk management strategies and related judgments about the value and potential appreciation of securities in which the Fund invests may prove to be incorrect. The Advisor may not successfully implement the Fund’s investment strategies and, as a result, the Fund may not meet its investment objective and/or underperform other investment vehicles with similar investment objectives and strategies.

Market Risk. The value of securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s NAV or market price per share may decline suddenly or over a sustained period of time. Overall market risks may also affect the value of the Fund. Factors such as domestic and foreign economic growth rates and market conditions, trading and tariff events, geopolitical conflicts, interest rate levels, and political events may adversely affect the securities markets.

Model and Data Risk. Like all quantitative analysis, the investment models utilized by the Advisor carry the risk that the ranking system, valuation results and predictions might be based on one or more incorrect assumptions, insufficient historical data, inadequate design, or may not be suitable for the purpose intended. In addition, models may not perform as intended for many reasons including errors, omissions, imperfections, or malfunctions. Because the use of models is usually constructed based on data supplied by third parties, the success of the Advisor’s use of such models is dependent on the accuracy and reliability of the supplied data. Historical data inputs may be subject to revision or corrections, which may diminish data reliability and quality of predictive results. Changing and unforeseen market dynamics could also lead to a decrease in the short-term or long-term effectiveness of a model. Models may lose their predictive validity and incorrectly forecast future market behavior and asset prices, leading to potential losses. No assurance can be given that a model will be successful under all or any market conditions. The accuracy, timeliness, and sufficiency of information used to construct the models used to manage the Fund’s portfolio, particularly information relating to non-U.S. and emerging markets issuers, are susceptible to risks associated with foreign and emerging markets investments, as described under “Foreign Investment Risk” and “Emerging Market Risk” above.

Underlying Fund Risk. The ETFs and money market funds (“Underlying Funds”) in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other funds that invest directly in stocks and bonds. Each of the Underlying Funds is subject to its own specific risks.

U.S. Government Obligations Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government and generally have negligible credit risk. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government. The Fund may be subject to such risk to the extent it invests

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in securities issued or guaranteed by federal agencies or authorities and U.S. government- sponsored instrumentalities or enterprises.

For more information, please see the section of the Fund’s Prospectus entitled “Additional Information About the Funds’ Principal Investment Strategies and Related Risks.”

Performance:

The bar chart and accompanying table shown below provide an indication of the risks of investing in the Fund by showing the total return of its shares for each full calendar year, and by showing how its average annual returns compare over time with those of a broad-based market index. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available at no cost at www.dhfunds.com or by calling 1-800-594-7930.

Annual Total Returns

 During the period shown in the bar chart, the highest return for a quarter was 9.59% (quarter ended June 30, 2025), and the lowest return for a quarter was -7.00% (quarter ended December 31, 2024).

The Fund’s year-to-date return as of June 30, 2026 was 3.24%.

Average Annual Total Returns

(For periods ended December 31, 2025)

	1 Year	Since Inception (June 30, 2022)
Return Before Taxes	26.97%	12.22%
Return After Taxes on Distributions	26.18%	11.52%
Return After Taxes on Distributions and Sale of Fund Shares	16.52%	9.44%
MSCI ACWI ex USA Index (reflects no deduction for fees, expenses or taxes)	33.11%	16.21%

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may

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differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-advantaged accounts or to shares held by non-taxable entities.

Advisor: Ashton Thomas Private Wealth, LLC d.b.a Day Hagan Asset Management, is the Fund’s investment advisor.

Portfolio Managers: Donald Hagan, Chief Investment Officer of the Advisor, Regan Teague, Deputy Chief Investment Officer of the Advisor, and Arthur Day, Senior Portfolio Manager of the Advisor, serve as the Fund's Portfolio Managers and are primarily responsible for the day-to-day management of the Fund. Mr. Hagan is the Lead Portfolio Manager of the Fund. Messrs. Hagan, Day, and Teague have served the Fund in this capacity since it commenced operations in June 2022.

Purchase and Sale of Fund Shares: You may purchase and sell individual Fund shares at market prices on the NYSE Arca, Inc. (the “Exchange”) through your financial institution on each day that the Exchange is open for business (“Business Day”). Because individual Fund shares trade at market prices rather than at their NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). You may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.dhfunds.com.

Tax Information: The Fund’s distributions are taxable as ordinary income or capital gains, except when your investment is through a tax-advantaged account such as an Individual Retirement Account (IRA) or you are a tax- exempt investor. Distributions from a tax-advantaged account may be taxed as ordinary income when withdrawn from such account.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker- dealer or other financial intermediary (such as a bank), the Advisor and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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